                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 29, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

   Delaware                     333-112231                       13-3416059
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(State or other                (Commission                      (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

             250 Vesey Street
    4 World Financial Center 28th Floor
            New York, New York                                 10080
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 (Address of principal executive offices)                     Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

      On October 29, 2004, Merrill Lynch Mortgage Investors, Inc. issued its Ownit Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates, Series 2004-1, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated October 25, 2004, as supplemented by the prospectus supplement dated October 27, 2004 (collectively, the "Prospectus").

      The Certificates consist of the following classes: Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class B-7, Class C, Class P, Class R and Class R-X.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits:

Item 601(a)
of Regulation S-K

Exhibit No.                                    Description
-----------                                    -----------
4.1                     Pooling and Servicing Agreement among Merrill Lynch
                        Mortgage Investors, Inc., as depositor, Litton Loan
                        Servicing LP, as servicer, and Wells Fargo Bank, N.A.,
                        as trustee, dated as of October 1, 2004, for Ownit
                        Mortgage Loan Trust, Mortgage Loan Asset-Backed
                        Certificates, Series 2004-1.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: November 15, 2004

                                          By: /s/ Matthew Whalen
                                              ---------------------------------
                                          Name: Matthew Whalen
                                          Title: President

                                INDEX TO EXHIBITS

Exhibit No.                            Description
-----------                            -----------
4.1                     Pooling and Servicing Agreement among Merrill Lynch
                        Mortgage Investors, Inc., as depositor, Litton Loan
                        Servicing LP, as servicer, and Wells Fargo Bank, N.A.,
                        as trustee, dated as of October 1, 2004, for Ownit
                        Mortgage Loan Trust, Mortgage Loan Asset-Backed
                        Certificates, Series 2004-1.